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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Sola International Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           [SOLA LOGO APPEARS HERE]



                            Sola International Inc.

                              1290 Oakmead Parkway
                                   Suite 230
                          Sunnyvale, California 94085
                           Telephone: (408) 735-1982
                          Internet Site: www.sola.com

                               ----------------

                    Notice of Annual Meeting of Stockholders

                               ----------------

                     To be held on Friday, August 17, 2001

   Please join us for the 2001 Annual Meeting of Stockholders of Sola International Inc. Our Annual Meeting will be held on Friday, August 17, 2001, at 10:00 a.m. (local time), at The Fairmont Hotel, 170 South Market Street, San Jose, California 95113.

   The purpose of the Annual Meeting is to elect seven directors.

   You may vote at the Annual Meeting in person or by proxy if you owned shares of Sola at the close of business on June 19, 2001.

   It is important for your shares to be represented at the Annual Meeting whether or not you plan to attend. To ensure that your shares are represented, we ask that you sign, date and return the enclosed proxy card. Please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

   Enclosed for your information is our 2001 Annual Report to Stockholders.

                                          Sincerely,

                                          Steven M. Neil
                                          Secretary

July 16, 2001

                            Sola International Inc.

                               ----------------

                                Proxy Statement

                               ----------------

                               Table of Contents

                                                                            Page
                                                                            ----
Questions and Answers......................................................   1
Election of Directors......................................................   4
Board of Directors and Its Committees......................................   5
Director Compensation......................................................   6
Ownership of Sola Common Stock.............................................   7
Executive Compensation.....................................................   9
Certain Transactions.......................................................  14
Report of the Compensation Committee on Executive Compensation.............  14
Company Performance........................................................  18
Report of the Audit Committee..............................................  19
Relationship with Independent Accountants..................................  20
Section 16(a) Beneficial Ownership Reporting Compliance....................  21
Annual Report on Form 10-K.................................................  21
Audit Committee Charter.................................................... A-1

   This proxy statement and form of proxy are first being mailed to stockholders on or about July 16, 2001.

                             Questions and Answers

Who may vote?

   You may vote if you were a stockholder of Sola at the close of business on June 19, 2001, the record date for the Annual Meeting. On that date, there were 23,768,382 shares of Sola common stock outstanding.

What am I voting on?

   Sola's Board of Directors is soliciting your vote on the election of seven directors.

How many votes do I have?

   Each share of Sola common stock that you own entitles you to one vote.

How do I vote?

   You may vote your shares in any of the following ways:

  . By mail: complete the proxy card and sign, date and return it in the enclosed envelope; or

  .In person: attend the Annual Meeting, where ballots will be provided.

   You may also vote by telephone or over the Internet if you hold your shares through a broker or bank that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you will need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on June 19, 2001, the record date for voting.

How does discretionary voting authority apply?

   If you sign, date and return your proxy card, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to the persons named on the enclosed proxy card to vote FOR the election of directors and FOR or AGAINST any other matters that are properly raised at the Annual Meeting. We do not expect that the stockholders will be voting on any business at the Annual Meeting other than the election of directors.

May I revoke my proxy?

   You may revoke your proxy at any time before it is exercised in one of the following ways:

  . Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy;

  .  Submit another proxy with a later date;

  .  Vote by telephone or Internet after you have given your proxy; or

  .  Vote in person at the Annual Meeting before the closing of the polls.

What does it mean if I receive more than one proxy card?

   Your shares are likely registered differently or are held in more than one account. You should sign and return all proxy cards to ensure that all of your shares are voted.

What constitutes a quorum?

   The presence, in person or by proxy, of the holders of a majority of Sola shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet or if you attend the Annual Meeting.

   Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

What vote is required to elect the directors?

   If a quorum is present, a plurality of the votes properly cast at the Annual Meeting will elect the directors. This means that the seven nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the enclosed proxy card or on the ballot provided at the Annual Meeting or by withholding authority as prompted during telephone or Internet voting. Abstentions and broker non-votes will have no effect on the election of the directors.

How do I submit a stockholder proposal?

   We must receive your proposals for inclusion in our proxy statement for the 2002 annual meeting no later than March 18, 2002. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (SEC).

   You may also submit a proposal that you do not want to be included in our proxy statement, but that you want raised at the 2002 annual meeting. If you desire to do this, we must receive your written proposal no later than May 19, 2002. However, if the 2002 annual meeting is scheduled to be held before July 18, 2002 or after October 16, 2002, we must receive your proposal on or before the later of the close of business (1) 90 days prior to the date of the 2002 annual meeting or (2) 10 days after the day on which we mail the notice of the 2002 annual meeting or publicly disclose the date of the annual meeting. If we receive your proposal after the applicable deadline, the SEC rules permit the individuals named in the proxies solicited by Sola's Board of Directors for that meeting to exercise discretionary voting power as to that proposal, although they are not required to do so.

   In addition, our by-laws contain specific requirements for stockholder proposals that you must comply with to properly raise a proposal at an annual meeting. According to our by-laws, your proposal should include: (1) a brief description of the business you want to bring before the meeting; (2) your name and address as they appear on our stock records; (3) the reasons for conducting the business at the meeting; (4) a description of any arrangement or agreement you may have with any other person concerning the proposal and any interest you may have in the business you want to bring before the meeting; and (5) a representation that you intend to attend the meeting in person or by proxy and present your business at the meeting.

   You should submit all proposals and requests for copies of our by-laws in writing to our Secretary at our address on the cover of this proxy statement.

How do I nominate a director?

   If you desire to nominate an individual for election as a director at the 2002 annual meeting, we must receive your nomination no later than May 19, 2002. However, if the 2002 annual meeting is scheduled to be held before July 18, 2002 or after October 16, 2002, we must receive your nomination on or before the later of the close of business (1) 90 days prior to the date of the 2002 annual meeting, or (2) 10 days after the day on which we mail the notice of the 2002 annual meeting or publicly disclose the date of the annual meeting.

   Our by-laws contain specific requirements for nomination of directors that you must comply with to nominate a director. Our by-laws require that for each person you propose to nominate you provide: (1) the name, age, business address and residence address of the proposed nominee; (2) the principal occupation of the proposed nominee; (3) the number of Sola shares that the proposed nominee owns beneficially and of record; and (4) any other information relating to the proposed nominee that would be required by the SEC to be included in a proxy statement had Sola's Board nominated the proposed nominee.

   In addition, our by-laws require that you provide the following information:
(1) your name and address as they appear on our stock records; (2) the number of Sola shares that you own beneficially and of record; (3) a description of any arrangement or understanding you may have with each proposed nominee or any other person concerning the nominations; (4) a representation that you intend to attend the meeting in person or by proxy to nominate the proposed nominees;
(5) any other information relating to you that would be required by the SEC to be included in a proxy statement for election of directors; and (6) the written consent of each proposed nominee to being named as a nominee and to serving as a director if elected.

   You should send your proposals and requests for copies of our by-laws in writing to our Secretary at our address on the cover of this proxy statement.

Who pays to prepare, mail and solicit the proxies?

   Sola will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to the beneficial owners of Sola common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                             Election of Directors

   Sola's directors are elected at each annual meeting and hold office until the next election. The Board of Directors has authority under our by-laws to fill vacancies and to increase or decrease its size between annual meetings. The Board currently consists of seven directors.

   At this Annual Meeting, you will be asked to elect seven directors. All nominees are presently directors of Sola. Each director will serve until the 2002 annual meeting, until a qualified successor director has been elected, or until he resigns or is removed by the Board.

   We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

Nominees

   Jeremy C. Bishop, 51, was appointed Chief Executive Officer and President and a director in April 2000. Prior to his appointment, he served as President of the American Optical business, a position held since Sola's purchase of American Optical Corporation's ophthalmic business in June 1996. He joined American Optical Corporation in November 1990 as Vice President of European Operations.

   Maurice J. Cunniffe, 68, was appointed Chairman of the Board of Directors in November 2000. He has been a director since December 1996. He is Chairman and Chief Executive Officer of A. O. Capital Corporation, a company of which he has been the sole shareholder since 1982.

   Douglas D. Danforth, 78, has been a director since December 1994. He was Chairman and Chief Executive Officer of Westinghouse Electric Corporation from 1983 to 1987. He is a director of Dal-Tile International Inc. and Atlantic Express Transportation Corp.

   A. William Hamill, 53, has been a director since December 1996. From October 1999 through May 2001, Mr. Hamill was Executive Vice President of United Dominion Realty Trust, Inc., where he served as Chief Financial Officer. From 1996 through April 1999, he was Executive Vice President and Chief Financial Officer of Union Camp Corporation and, from 1993 through 1996, he was a partner in SCI Investors Inc. and a director of Custom

Papers Group Inc. From 1991 to 1993, he was Senior Vice President and Chief Financial Officer of Specialty Coatings International Inc. From 1975 through 1990, Mr. Hamill was with Morgan Stanley & Co. Incorporated, where he was a Managing Director. He is a director of NTELOS Inc.

   Neil E. Leach, 63, has been a director since November 2000. He has been Managing Director of Coastal Land Development Associates LLC since 1987 and has founded and led a number of companies both in and outside the optical industry, including Multifocal Rx Lens Laboratory Inc. and affiliated laboratories for the past 43 years. He is also Chairman of Microtool and Instruments, Inc. and a past director of Intercontinental Bank, which was acquired by Bank of America.

   Hamish Maxwell, 74, has been a director since December 1994. Mr. Maxwell was Chairman of the Executive Committee of the Board of Directors of Philip Morris Companies Inc. from September 1991 through April 1995 and was Chairman and Chief Executive Officer from 1984 to 1991. He was a director of Bankers Trust Corp. from 1984 to 1999 and a director of News Corporation from 1992 to 1997.

   Jackson L. Schultz, 75, has been a director since November 1995. Following a career in the United States Navy, Mr. Schultz joined Wells Fargo Bank in 1970, retiring in 1990 as Senior Vice President responsible for Public and Governmental Affairs. He also serves as Vice Chairman and a Governor of Claremont McKenna College Rose Institute of State and Local Government.

                     Board of Directors and Its Committees

   Sola's Board of Directors met seven times during fiscal year 2001. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board has two standing committees: Audit and Compensation. During the period that each director served on the Board, each director attended all of the meetings of the Board and all of the committees on which he served, except that Douglas Danforth did not attend one Board meeting.

Compensation Committee

Meetings:
      2

Members:
      Hamish Maxwell (Chairman)
      Maurice J. Cunniffe
      A.William Hamill

Function:
      Reviews and recommends compensation arrangements for top management, including salaries, bonuses and option grants, sets compensation philosophy and policies, and administers executive compensation plans and programs.

Audit Committee

Meetings:
      2

Members:
      Douglas D. Danforth (Chairman)
      Maurice J. Cunniffe
      Jackson L. Schultz

Function:
      Recommends independent accountants, discusses scope and results of audit with independent accountants, reviews financial statements and operating results with management and independent accountants, considers adequacy of internal accounting controls and audit procedures, reviews non-audit services of independent accountants and considers independence of accountants. The Audit Committee has adopted a charter, which specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on page 19 and Audit Committee Charter attached as Appendix A to this proxy statement.

Compensation Committee Interlocks and Insider Participation

   We rent premises in Southbridge, Massachusetts from a company owned by Maurice J. Cunniffe, a director and member of the Compensation Committee. We use the premises for research and development and distribution operations. Under the terms of the rental agreement, we paid approximately $440,000 during fiscal 2001.

                             Director Compensation

Annual Retainer and Attendance Fees

   Directors who are full time employees of Sola receive no compensation for serving on the Board or its committees. Non-employee directors receive an annual fee of $20,000, except for the Chairman, who receives an annual fee of $40,000. Non-employee directors also receive $500 for each Board meeting attended, including telephonic meetings. We permit directors to receive all or a portion of their annual retainer fees in the form of options to acquire shares of Sola. We also reimburse directors for traveling costs and other out-of-pocket expenses incurred in attending meetings. Committee members receive no additional compensation for committee meetings held on the same date as a Board meeting and receive $500 for each other committee meeting.

   In lieu of all or a portion of their annual retainer fees for fiscal 2001, Maurice J. Cunniffe and A. William Hamill each elected to receive options to purchase 7,619 Sola shares and Hamish Maxwell elected to receive options to purchase 1,524 Sola shares.

Other Arrangements

   Prior to his resignation from our Board of Directors on May 17, 2001, we entered into a letter agreement with Theodore Gioia on February 7, 2001 to provide certain consulting services to us on a full time basis. Mr. Gioia's main function under this agreement was to assist us in securing a debt financing agreement. Under the consulting agreement, Mr. Gioia received an aggregate amount of $60,000. Effective May 17, 2001, Mr. Gioia was appointed Executive Vice President, Strategic Planning and Business Development.

                         Ownership of Sola Common Stock

Directors and Executive Officers

   The following table shows how much Sola common stock the directors, named executive officers, and all directors and executive officers as a group, beneficially owned as of May 31, 2001. The named executive officers are the individuals listed in the Summary Compensation Table on page 9.

   Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares that a stockholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

                                   Shares of     Options
                                  Common Stock Exercisable
                                  Beneficially  Within 60            Percent of
Name of Beneficial Owner             Owned        Days       Total    Class(1)
------------------------          ------------ ----------- --------- ----------
Directors
  Jeremy C. Bishop..............     10,000      162,800     172,800      *
  Maurice J. Cunniffe...........    275,600       13,134     288,734    1.2%
  Douglas D. Danforth...........     16,819        2,062      18,881      *
  A. William Hamill.............      4,000       13,134      17,134      *
  Neal E. Leach.................     72,000          --       72,000      *
  Hamish Maxwell................     55,000        3,040      58,040      *
  Jackson L. Schultz............      8,000        7,783      15,783      *

Named Executive Officers Other
 Than Directors
  Stephen J. Lee................     32,562       88,457     121,019      *
  Steven M. Neil................      8,100       95,000     103,100      *
  Barry J. Packham..............     13,375       74,366      87,741      *
  Adrian P. Walker..............      8,784       82,050      90,834      *

Directors and Executive Officers
 as a Group
 (11 Persons)...................    504,240      541,826   1,046,066    4.4%

--------
*Less than 1%.
(1) Based on 23,712,816 shares of common stock (excluding treasury shares) outstanding on May 31, 2001. Calculations of percentage of beneficial ownership assume the exercise by only the respective named stockholder of all options for the purchase of common stock held by him that are exercisable within 60 days of May 31, 2001.

Other Principal Stockholders

   This table shows all stockholders, other than directors and named executive officers, that we know to be beneficial owners of more than 5% of Sola common stock. The percent of class owned is based on 23,712,816 shares of Sola common stock outstanding as of May 31, 2001.

                                                     Amount of       Percent
Name and Address of Beneficial Owner            Beneficial Ownership of Class
------------------------------------            -------------------- --------
T. Rowe Price Associates, Inc.(1)..............      2,579,183        10.9%
  100 E. Pratt Street
  Baltimore, Maryland 21202

Dimensional Fund Advisors Inc.(2)..............      2,090,700         8.8%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

Awad Asset Management, Inc.(3).................      1,889,175         8.0%
  250 Park Ave.
  New York, NY 10177

Fuller & Thaler Asset Management, Inc. and
  Russell J. Fuller(4).........................      1,239,100         5.2%
  411 Borel Avenue, Suite 402
  San Mateo, California 94402

--------
(1) T. Rowe Price Associates, Inc. has sole voting power as to 898,883 shares and sole investment power as to all 2,579,183 shares it holds. T. Rowe Price Associates does not have shared voting power as to any of the shares it holds. Share information has been supplied by the holder on Schedule 13G/A filed with the SEC on March 8, 2001.
(2) Dimensional Fund Advisors Inc. has sole voting power and sole investment power as to all 2,090,700 shares it holds. Share information has been supplied by the holder on Schedule 13G filed with the SEC on February 2, 2001.
(3) Awad Asset Management, Inc. has sole voting power as to 1,728,175 of the shares it holds. Awad Asset Management has sole investment power as to all of the 1,889,175 shares and shared voting power as to none of the shares it holds. Share information has been supplied by the holder on Form 13F-HR/A filed with the SEC on May 14, 2001.
(4) Fuller & Thaler Asset Management, Inc. has sole voting power as to 891,300 shares and sole investment power as to all 1,239,100 shares. Fuller & Thaler Asset Management does not have shared voting power as to any of the shares it holds. Russell J. Fuller, the President of Fuller & Thaler Asset Management, has sole voting power as to 891,300 shares and sole investment power as to all 1,239,100 shares. Mr. Fuller does not have shared voting power as to any of the shares he holds. Share information has been supplied by the holder on Schedule 13G filed with the SEC on February 13, 2001.

                             Executive Compensation

   This table summarizes the compensation of Jeremy C. Bishop, our Chief Executive Officer, and the other four most highly compensated executive officers of Sola during fiscal year 2001. These individuals are sometimes referred to as the named executive officers.

                           Summary Compensation Table

                                                           Long-Term
                                                          Compensation
                                   Annual Compensation       Awards
                                ------------------------- ------------
                                                   Other               All Other
                                                  Annual   Securities   Compen-
Name and Principal       Fiscal                   Compen-  Underlying   sation
Position                  Year   Salary   Bonus   sation    Options       (1)
------------------       ------ -------- -------- ------- ------------ ---------
Jeremy C. Bishop........  2001  $400,000 $118,560 $61,942   250,000     $5,454
 President and Chief
 Executive Officer
 (commencing April 3,
 2000)

Stephen J. Lee (2)......  2001  $228,490 $ 50,181 $64,673    10,000     $5,828
 Vice President, Human
 Resources                2000   261,251   17,672  59,712       --       5,850
                          1999   261,251   17,541  57,389       --       6,446

Steven M. Neil (3)......  2001  $263,000 $ 61,384 $40,332    40,000     $5,947
 Executive Vice
 President, Finance,
 Chief                    2000   250,000   17,787     --     30,000      5,800
 Financial Officer,
 Secretary and Treasurer  1999   250,000   17,656 304,939     5,000      1,566

Barry J. Packham (4)....  2001  $156,526 $ 56,016 $35,156    25,000        --
 Excutive Vice
 President,               2000   125,000   10,959  26,194       --         --
 Manufacturing and
 Logistics                1999   120,575    9,639  25,267    10,000        --

Adrian P. Walker (4)....  2001  $119,009 $ 75,243 $37,096    25,000        --
 Vice President,
 Regional Director, Asia  2000   131,995      --   17,708    20,000        --
                          1999   127,322      --   17,081       --         --

--------
(1) Reflects payments made in fiscal 2001 (1) as matching contributions under the Sola Optical USA 401(k) Savings Plan on behalf of Messrs. Bishop, Neil and Lee in the amount of $5,100 each and (2) for term life insurance benefits for Mr. Bishop of $354, Mr. Lee of $728 and Mr. Neil of $847. Mr. Packham and Mr. Walker received term life insurance benefits under the terms of the Sola Superannuation Fund in Australia.
(2) Other Annual Compensation includes payments to Mr. Lee for expatriate accommodation allowances in the amount of $25,739 for fiscal 2001, $25,739 for fiscal 2000 and $25,739 for fiscal 1999.
(3) Other Annual Compensation includes payments to Mr. Neil for the reimbursement of relocation costs of $154,733 during fiscal 1999 and income from forgiveness of loans in the amount of $25,000 during fiscal 2001.
(4) We compensated Mr. Packham in Australian dollars during fiscal 1999 and 2000 and from April 1, 2000 through February 28, 2001. We compensated Mr. Walker in Australian dollars during fiscal 1999, 2000 and 2001. The average exchange rate in Australian dollars per U.S. dollar was 1.610 in fiscal 1999, 1.553 in fiscal 2000 and 1.800 in fiscal 2001.

                       Option Grants in Fiscal Year 2001

   This table gives information relating to option grants to the named executive officers during fiscal year 2001. The options were granted under Sola's option plans and have exercise prices equal to the fair market value of Sola common stock on the grant date. One-fifth of the options in each grant is immediately exercisable. An additional one-fifth vests on each of the first four anniversary dates of the grant. In the event of a change of control of Sola, the options will become fully vested and immediately exercisable.

   The potential realizable value is calculated based on the term of the option at its time of grant, which is 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The stock price appreciation of 5% and 10% is assumed under the rules of the SEC. This assumed appreciation does not represent any estimate of our stock price appreciation.

                                           Individual Grants
                         -----------------------------------------------------
                                                                                    Potential
                                                                               Realizable Value at
                                                                                 Assumed Annual
                         Number of  Percent of Total                             Rates of Stock
                         Securities     Options                                Price Appreciation
                         Underlying    Granted to                                for Option Term
                          Options     Employees in   Exercise Price Expiration -------------------
Name                      Granted     Fiscal Year      Per Share       Date       5%       10%
----                     ---------- ---------------- -------------- ---------- -------- ----------
Jeremy C. Bishop........  250,000         23.4%          $6.25        4/5/10   $983,000 $2,490,000

Stephen J. Lee..........   10,000          0.9            4.75        6/1/10     30,000     76,000

Steven M. Neil..........   40,000          3.7            4.75        6/1/10    119,000    303,000

Barry J. Packham........   25,000          2.3            4.75        6/1/10     75,000    189,000

Adrian P. Walker........   25,000          2.3            4.75        6/1/10     75,000    189,000

                    Option Exercises in Fiscal Year 2001 and
                       Fiscal Year-End 2001 Option Values

   This table provides information regarding the exercise of options during fiscal year 2001 and options outstanding at the end of fiscal year 2001 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Sola common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $9.01 (the closing price of Sola stock on March 30, 2001, the last regular trading day of fiscal year 2001) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Sola common stock is greater than the option's exercise price.

                                                Number of Securities
                                               Underlying Unexercised     Value of Unexercised
                                               Options at Fiscal Year     In-the-Money Options
                           Shares                        End               at Fiscal Year End
                          Acquired    Value   ------------------------- -------------------------
Name                     on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Jeremy C. Bishop........     --        --       112,800      217,000     $138,000     $552,000
Stephen J. Lee..........     --        --        86,457        8,000        8,520       34,080
Steven M. Neil..........     --        --        87,000       68,000       34,080      136,320
Barry J. Packham........     --        --        67,366       24,000       21,300       85,200
Adrian P. Walker........     --        --        77,050       35,800       21,300       85,200

                                 Pension Plans

   Mr. Bishop participates in the American Optical UK Ltd. Pension Scheme. Assuming retirement at age 60, Mr. Bishop will receive an annual pension benefit of approximately $71,859.

   Messrs. Packham and Walker participate in the Sola Superannuation Fund in Australia. Assuming retirement at age 65, Mr. Packham will receive a lump sum pension benefit from Sola of 2.396 times the average of the last three years of pensionable salary, or approximately $361,404. Under the same assumption, Mr. Walker will receive a lump sum pension benefit from Sola of 2.594 times the average of the last three years of pensionable salary, or approximately $269,693. As members of the Sola Superannuation Fund, Messrs. Packham and Walker are provided with life insurance coverage. The average cost of life insurance coverage for Fund members in fiscal 2001 was $82.

   Messrs. Bishop, Lee and Neil participate in the Sola Optical Pension Plan. The following table shows estimated annual benefits payable to them under that plan.

                               Pension Plan Table

                                                    Years of Service
                                         ---------------------------------------
Remuneration                               15      20      25      30      35
------------                             ------- ------- ------- ------- -------
$125,000................................ $26,235 $34,980 $43,724 $52,469 $61,214
 150,000................................  31,957  42,610  53,262  63,914  74,567
 175,000................................  34,246  45,662  57,077  68,492  79,908
 200,000................................  34,246  45,662  57,077  68,492  79,908
 225,000................................  34,246  45,662  57,077  68,492  79,908
 250,000................................  34,246  45,662  57,077  68,492  79,908
 300,000................................  34,246  45,662  57,077  68,492  79,908
 350,000................................  34,246  45,662  57,077  68,492  79,908
 400,000................................  34,246  45,662  57,077  68,492  79,908
 450,000................................  34,246  45,662  57,077  68,492  79,908
 500,000................................  34,246  45,662  57,077  68,492  79,908

   The years of credited service as of March 31, 2001 for Mr. Bishop were 1.25, for Mr. Neil were 3.47 and for Mr. Lee were 7.25.

   Benefits under the Sola Optical Pension Plan are not offset by Social Security benefits. The amounts shown are based upon certain assumptions, including retirement of the employee at exactly age 65 on March 31, 2001 and payment of the benefit under the basic form of the Sola Optical Pension Plan, a single life annuity for the life of the participant. The amounts will change if the payment is made under any other form permitted by the Sola Optical Pension Plan, or if an employee's retirement occurs after March 31, 2001 since the Social Security Wage Base of that employee (one of the factors used in computing the annual retirement benefits) will reflect higher Social Security tax bases for years after 2001. The Sola Optical Pension Plan provides a higher level of benefits for the portion of compensation above the compensation levels on which Social Security benefits are based.

   The remuneration levels shown represent the five-year average of annual compensation covered by the Sola Optical Pension Plan as of March 31, 2001. Compensation covered by the Sola Optical Pension Plan includes regular base salary, hourly wages, shift differentials, overtime, vacation and sick leave pay, commissions, sales bonuses, amounts deferred under any tax qualified plan and amounts paid pursuant to management bonus plans or other formally adopted incentive compensation plans. The current compensation covered by the Sola Optical Pension Plan for Messrs. Bishop, Neil and Lee differs substantially (by more than 10%) from that set forth in the Summary Compensation Table under the aggregate of the "Salary" and "Bonus" columns because the amount of compensation that may be covered under a tax qualified pension plan is limited by the Internal Revenue Code. The pension amounts shown for remuneration in excess of the compensation cap ($170,000 for 2001) are based upon the compensation cap in each year, as required by law. The Internal Revenue Code
Section 415 defined benefit limit was $140,000 for 2001, but it did not provide any further limitation on the amounts calculated.

                             Employment Agreements

   We entered into an employment agreement with Jeremy C. Bishop dated November 6, 2000. The agreement has an initial term of three years, which will be extended automatically for successive one-year periods unless either party gives 60 days' notice prior to the expiration of the then current term that it will not be extended. Pursuant to this agreement, Mr. Bishop receives a base salary of $400,000, subject to discretionary annual increases. This agreement also provides that Mr. Bishop may participate in our management incentive plan and other medical, insurance and benefit plans. Mr. Bishop is entitled to receive severance benefits if his employment with Sola is terminated for any reason other than "cause", if we elect not to extend the initial term or any additional term for any reason other than "cause", if he is regularly assigned duties that materially diminish his position as president and chief executive officer or if certain other circumstances occur.

   The severance benefits provided by Mr. Bishop's employment agreement include
(1) his annual salary immediately prior to the termination of employment, plus the average of management incentive plan compensation paid to him over the three immediately preceding years, for a period of 18 months, (2) all benefit plans we regularly provide to our other executives or employees, including health, dental, vision, pension or other retirement plans, plus certain benefits associated with his status as an ex-patriate employee, for a period of 18 months and (3) outplacement assistance up to a maximum of $25,000.

   We entered into a letter agreement with Mr. Neil on September 2, 1997 at the time of his appointment pursuant to which we employed Mr. Neil as Executive Vice President and Chief Financial Officer. The agreement provides that Mr. Neil will receive a $250,000 annual salary, subject to discretionary annual increases. The agreement also provides that Mr. Neil will participate in our management incentive plan and other medical, insurance and benefit plans. Under the terms of the agreement, we loaned Mr. Neil $300,000, interest free, structured as an IRS Relocation Loan. The agreement also provides that the loan will be forgiven at the rate of $5,000 per month commencing November 2000. We also made an equity investment in Mr. Neil's home in the amount of $745,000.

   We entered into severance agreements with each of Stephen J. Lee, Barry J. Packham and Adrian P. Walker on January 1, 1997 and with Steven M. Neil on October 17, 1997. Pursuant to these agreements, each executive will be entitled to receive severance benefits if his employment is terminated for any reason other than "cause", if the executive is regularly assigned duties that materially diminish his position as an executive or if certain other circumstances occur. The executive will not be entitled to severance benefits if he freely resigns his employment.

   The severance benefits provided by these severance agreements include (1) the executive's annual salary immediately prior to the termination of employment, plus the average of management incentive plan compensation paid to him over the three immediately preceding years, which will be received for the longer of 12 months or one month per completed year of service up to a maximum of 18 months, (2) all benefit plans we regularly provide to our other executives or employees, including health, dental, vision, pension or other retirement plans, for the longer of 12 months or one month per completed year of service, up to a maximum of 18 months and (3) outplacement assistance up to a maximum of $25,000.

                             Certain Transactions

   On September 2, 1997, we entered into a letter agreement with Steven M. Neil, an executive officer. Under the terms of the agreement, we loaned Mr. Neil $300,000, interest free, structured as an IRS Relocation Loan. Beginning in November 2000, we have agreed to forgive the loan at the rate of $5,000 per month. The largest aggregate amount outstanding under the loan in fiscal 2001 was $300,000, and the amount outstanding as of June 1, 2001 was $265,000.

   We rent premises in Southbridge, Massachusetts from a company owned by Maurice J. Cunniffe, a director. We use the premises for research and development and distribution operations. Under the terms of the rental agreement, we paid approximately $440,000 during fiscal 2001.

                     Report of the Compensation Committee
                           on Executive Compensation

   During fiscal year 2001, the Compensation Committee of the Board of Directors was composed of three independent non-employee directors. The committee is responsible for executive compensation, including:

  .  setting Sola's compensation philosophy and policies;

  . recommending to the Board the compensation to be paid to the Chief Executive Officer; and

  .  determining the compensation for the other executive officers.

   The committee is also responsible for administering Sola's executive compensation plans and programs, including Sola's stock option plans. The committee reviews Sola's executive compensation program on at least an annual basis to ensure that the program continues to meet the goals of its compensation policy.

Compensation Policy

   The Compensation Committee has designed Sola's executive compensation program to:

  .  attract qualified executive officers from a global pool of talent;

  .  reward, motivate and retain Sola's executive officers; and

  . align the interests of Sola's executive officers with those of the stockholders by linking the executives' annual cash and long-term incentive compensation to Sola's performance.

   The compensation program consists of three basic components: (1) base salary; (2) annual cash incentive-based compensation; and (3) long-term incentive-based compensation in the form of stock options. The committee's goal has been to base a greater portion of the executives' compensation on Sola's performance. Sola also provides perquisites to its executive officers to maintain its ability to attract and retain executive officers in a competitive global market.

Base Salary

   The Compensation Committee reviews base salary levels of the executive officers annually. The committee uses a two-step process to determine the salary ranges for each executive officer. First, the level and functional responsibilities of the position held by each executive officer are evaluated using the Hay Guide Chart Job Evaluation Method. Second, based on the evaluation, the committee determines salary ranges for each position using marketplace data provided by Hay Management Consultants and periodically cross-checked with other market surveys published by Mercer, Cullen-Egan-Dell and other compensation consultants. Historically, the committee has established a mid-point base salary around the 75th percentile among a select group of companies, with a minimum salary at 80% of the mid-point and a maximum salary at 120% of the mid-point. An executive officer's progression through the salary range is based upon the committee's evaluation of the individual's job performance.

   The group of companies to which Sola compares itself with respect to base salary compensation of its executives is not the same as the group to which it compares itself on the Performance Graph shown in this proxy statement. For the U.S. market, the comparison group for base salary purposes is comprised of visioncare, healthcare and technology companies whose businesses are concentrated on the West Coast of the United States. The committee selected these companies because it believes that they are the companies with respect to which Sola must remain competitive in order to attract and retain qualified executives to work at its California locations. For other marketplaces worldwide, the comparison group consists of all multinational and medium to large local companies in the specific marketplace. The comparison group used in the Performance Graph is comprised of Sola's worldwide competitors.

Annual Cash Incentive Compensation

   The Compensation Committee views the annual cash incentive compensation component of its program as a significant element in attaining its goal of closely linking executive compensation to Sola's performance by providing additional annual cash compensation based on Sola's achievement of objective financial performance targets. The Sola International Inc. Management Incentive Plan provides annual performance-based cash bonuses to officers designated by the committee. Under the plan, each designated officer has the opportunity to receive a cash bonus based on Sola's achievement of certain pre-established targets based on one or more performance criteria. The committee prepares schedules for each performance period, which are treated as part of the plan for that period, setting forth each participant's target award percentages and performance targets for that performance period. The target award percentage for a participant is the percentage of his or her salary that will be awarded depending on the percentage of the performance target that he or she attains. The committee determines whether to establish maximum target award percentages. The maximum award that any participant may receive in a fiscal year under the plan is $2,000,000. The committee does not have discretion to increase the amount of a participant's award payable under the plan after the establishment of the relevant performance targets and target award percentages. Awards are paid annually upon certification by the committee of achievement of the relevant performance targets at a time and in a manner as determined by the committee.

   The amount of an executive's bonus for fiscal 2001 was based on Sola's level of achievement measured against its pre-established performance targets. The primary targets are related to earnings and cash flow. A bonus for earnings performance is payable when quarterly earnings exceed 90% of earnings targets. A bonus for cash flow performance is payable when quarterly cumulative cash flow exceeds 75% of cash flow targets. No bonus is payable should actual performance fall below these minimum levels.

   Based on Sola's performance for fiscal 2001, the named executive officers received bonus awards equal to approximately the following percentages of their base salaries as of the end of fiscal 2001: 29.6% for Jeremy C. Bishop; 23.3% for Stephen J. Lee; 23.3% for Steven M. Neil; 23.3% for Barry J. Packham; and 60.0% for Adrian P. Walker.

Stock Option Plans

   The Compensation Committee believes that the stock option component of its executive compensation program more closely aligns the executives' interests with those of Sola's stockholders because the value of the options is linked directly to the price of Sola's stock. The committee awards stock options to the executive officers under its International Stock Option Plan. During fiscal 2001, the committee granted executive officers the following options under its International Stock Option Plan: Mr. Bishop, 250,000 options; Mr. Lee, 10,000 options; Mr. Neil, 40,000 options; Mr. Walker, 25,000 options; and Mr. Packham, 25,000 options. Mr. Bishop's options were granted at an exercise price of $6.25 per share; all of the options granted to the other executive officers were granted at an exercise price of $4.75 per share.

Perquisites

   Sola provides a company car allowance and supplemental medical coverage to certain named executive officers and an ex-patriate allowance for housing to each named executive officer who has relocated to California from outside the United States. The Compensation Committee believes that these perquisites are necessary to attract and retain executive talent in a competitive global market.

CEO Compensation

   The Compensation Committee determined Jeremy C. Bishop's compensation on the same basis and under the same philosophy it used in determining the compensation of other executive officers. As discussed above, the goal of the committee is to link a significant portion of the compensation of its executive officers, including the President and Chief Executive Officer, to Sola's performance. Mr. Bishop was appointed President and CEO effective April 3, 2000 at a salary of $400,000 per year and a target bonus award of 80% of his base salary for fiscal 2001. His salary was not increased in fiscal 2001. The committee determined an award of 250,000 stock options with an exercise price of $6.25 per share.

Deductibility of Compensation

   Section 162(m) of the Internal Revenue Code limits the deductibility by Sola of compensation in excess of $1,000,000 paid to its Chief Executive Officer or any of the next four most highly compensated executive officers. Certain "performance based compensation" is not included in the compensation counted for purposes of the deductibility limit. The policy of the committee with respect to Section 162(m) of the Internal Revenue Code is to establish and maintain a compensation program that will not be subject to the deduction limitation of Section 162(m). The committee, however, reserves the right to use its judgment, where merited by the need for flexibility to respond to changing business conditions or by an executive officer's individual performance, to authorize compensation that may not, in a specific case, be fully deductible by Sola.

                                          Hamish Maxwell, Chairman
                                          Maurice J. Cunniffe
                                          A. William Hamill

                              Company Performance

   The following graph shows Sola's cumulative total stockholder return during the five fiscal years ended March 31, 2001. The graph also shows the cumulative total returns of the Standard & Poor's 500 Index and the Dow Jones World Stock Index--Medical Supplies. The comparison assumes an investment of $100 on March 31, 1996 and the reinvestment of any dividends.

                              [GRAPH APPEARS HERE]
                                                           Dow Jones Global
                  Sola International Inc.     S&P 500     Medical Supplies
                   -----------------------     -------     ----------------
         3/31/96             $100.00              $100.00         $100.00
         3/31/97               74.30               119.82          121.07
         3/31/98              133.17               177.34          159.08
         3/31/99               38.76               210.07          184.62
       3/31/2000               19.68               247.77          160.07
       3/31/2001               28.95               194.06          202.70

                            Cumulative Total Return


                           3/31/96 3/31/97 3/31/98 3/31/99 3/31/00 3/31/01
--------------------------------------------------------------------------
  Sola International Inc.  $100.00 $ 74.30 $133.17 $ 38.76 $ 19.68 $ 28.95
--------------------------------------------------------------------------
  S&P 500                   100.00  119.82  177.34  210.07  247.77  194.06
--------------------------------------------------------------------------
  DJWSI--Medical Supplies   100.00  121.07  159.08  184.62  160.07  202.70

                         Report of the Audit Committee

   Sola's Audit Committee consists of three directors. The Board has adopted a charter that governs the Audit Committee. The Charter is attached to this proxy statement as Appendix A. The members of the Committee are Maurice J. Cunniffe, Douglas D. Danforth, who is the Committee's chair, and Jackson L. Schultz.

   Sola's management is responsible for Sola's internal controls and financial reporting. PricewaterhouseCoopers LLP (PWC), Sola's independent accountants, are responsible for auditing Sola's annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes, and recommends to the Board for its approval a firm of certified independent accountants to be Sola's independent accountants.

   To fulfill our responsibilities, we did the following:

  . We reviewed and discussed with Sola's management and the independent accountants Sola's consolidated financial statements for the fiscal year ended March 31, 2001.

  . We reviewed and discussed with Sola's management and the independent accountants Sola's consolidated quarterly financial statements for each of the first three quarters for the fiscal year ended March 31, 2001.

  . We reviewed management's representations to us that those consolidated financial statements were prepared in accordance with generally accepted accounting principles.

  . We discussed with the independent accountants the matters that Statement on Auditing Standards 61, as amended, requires them to discuss with us, including matters related to the conduct of the audit of Sola's consolidated financial statements.

  . We received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 relating to their independence from Sola, and we have discussed with PWC their independence from Sola.

  . We considered whether PWC's non-audit services to Sola are compatible with maintaining their independence from Sola.

  . Based on the discussions we had with management and the independent accountants, the independent accountants' disclosures and letter to us, the representations of management to us and the report of the independent accountants, we recommended to the Board that Sola's audited annual consolidated financial statements for fiscal year 2001 be included in Sola's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

  . We recommended that the Board select PWC as Sola's independent accountants to audit and report on any consolidated financial statements of Sola filed with the Securities and Exchange Commission during fiscal 2002.

                                          Douglas D. Danforth, Chairman
                                          Maurice J. Cunniffe
                                          Jackson L. Schultz

                               Relationship with
                            Independent Accountants

   Effective November 10, 1999, we elected not to extend the engagement of Ernst & Young LLP (E&Y) as our independent accountants. The decision to change independent accountants was approved by the Board of Directors upon recommendation of the Audit Committee. The firm of PricewaterhouseCoopers LLP
(PWC) was selected as our new independent accountants effective November 10, 1999 and served as our independent accountants for the fiscal year ended March 31, 2001. The Board, upon the recommendation of the Audit Committee, has selected PWC as our independent accountants for the fiscal year ending March 31, 2002.

   The reports of E&Y on our consolidated financial statements for the fiscal years ended March 31, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during fiscal years 1998 and 1999 and during the interim period from April 1, 1999 through November 10, 1999, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference to such matter in their report. Further, during fiscal years 1998 and 1999, and through the end of our engagement of E&Y, we did not consult with PWC on items that (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304(a)(2) of Regulation S-K).

   A representative of PWC will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

   PWC billed us approximately $645,000 for professional services in connection with the audit of the annual financial statements included in our Annual Report for the year ended March 31, 2001 and the review of the financial statements included in our Quarterly Reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees

   In fiscal year 2001, there were no fees billed by or paid to PWC for professional services in connection with operating or supervising the operation of our information system or managing our local area network. In addition, there were no fees for professional services in connection with designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

All Other Fees

   In fiscal year 2001, there were $797,000 in other fees billed by and paid to PWC. These fees related to tax return preparation, tax consulting and other consulting services.

   The Audit Committee has considered whether the non-audit services provided by PWC during fiscal year 2001 are compatible with maintaining PWC's independence.

                       Section 16(a) Beneficial Ownership
                              Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires that Sola's executive officers, directors and 10% stockholders file reports of ownership and changes of ownership of Sola common stock with the SEC and the New York Stock Exchange. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal 2001, except that Mr. Leach inadvertently failed to report his ownership of 72,000 shares of Sola stock on his initial report on Form 3.

                           Annual Report on Form 10-K

   A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2001, without exhibits, which is on file with the SEC, is included in the Annual Report delivered with the proxy statement. You may obtain a copy of the exhibits described in the Form 10-K for a fee upon request by contacting Jeff Cartwright, Director of Investor Relations, 1290 Oakmead Parkway, Suite 230, Sunnyvale, California 94085, (408) 735-1982.

                                                                      Appendix A


                            SOLA INTERNATIONAL INC.
                            AUDIT COMMITTEE CHARTER

Purpose

   The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, including an overview of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other user thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

   The Committee shall review the adequacy of this Charter on an annual basis.

Membership

   The Committee shall be comprised of not less than three members of the Board, and the Committees composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

   Accordingly, all the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

   The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

   The following functions shall be in the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

 . The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended.

 . As a whole, or through the Committee chair, the Committee shall review with management and the outside auditors the Company's interim financial results to be included in the Company's Form 10-Q quarterly reports to be filed with the Securities and Exchange Commission and the applicable matters required to be discussed by SAS No. 61, as amended; this review will occur prior to the Company's filing of the Form 10-Q.

 . The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

 .  The Committee shall:

  . request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  . discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence;

  . review non-audit services provided by the outside auditors to ensure that such services are compatible with the auditors' maintaining their independence from the Company; and

  .  recommend that the Board take appropriate action.

 . The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

   This charter was effective on the 21st day of June, 2000 and was most recently updated and reviewed on the 1st day of June, 2001.

/S/ Douglas D. Danforth
_____________________________________
Douglas D. Danforth
Committee Chairman

/S/ Maurice J. Cunniffe
_____________________________________
Maurice J. Cunniffe

/S/ Jackson L. Schutlz
_____________________________________
Jackson L. Schutlz

                           [Sola Logo Appears Here]

ZSOL3B                             DETACH HERE


                                     PROXY

                            SOLA INTERNATIONAL INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF SOLA INTERNATIONAL INC. FOR THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON AUGUST 17, 2001

   The undersigned hereby appoints Jeremy C. Bishop and Steven M. Neil, and each of them, as attorneys and proxies with full power of substitution, to vote for and on behalf of the undersigned all shares of common stock of Sola International Inc. held of record by the undersigned on June 19, 2001, at the Sola International Inc. Annual Meeting of Stockholders to be held on August 17, 2001 and at any adjournment thereof, upon the following matters and upon any other business that may properly come before the meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREOWNER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES.

    Please indicate your vote for the election of directors on the other side. The nominees for director are: (01) Jeremy C. Bishop, (02) Maurice J. Cunniffe,
(03) Douglas D. Danforth, (04) A. William Hamill, (05) Hamish Maxwell, (06) Jackson L. Schultz and (07) Neil E. Leach.

-----------                                                          -----------
SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

ZSOL3A                         DETACH HERE


[X] Please mark vote as in this example.

   The Board of Directors recommends a vote "For All Nominees" on proposal 1.

   1. Election of Directors.

      Nominees:  (01) Jeremy C. Bishop, (02) Maurice J. Cunniffe,
      (03) Douglas D. Danforth, (04) A. William Hamill, (05) Hamish Maxwell,
      (06) Jackson L. Schultz and (07) Neil E. Leach.

        FOR                            WITHHELD
        ALL     [_]               [_]  FROM ALL
      NOMINEES                         NOMINEES

[_]______________________________________
   For all nominees except as noted above

                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

                              Please sign this proxy and return it promptly whether or not you expect to attend. Give full title if an attorney, executor, administrator, trustee, guardian, etc. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person. For an account in the name of two or more persons, each should sign, or if one signs, he or she should attach evidence of authority.


Signature:______________ Date:_____________ Signature:___________ Date:_________